UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 4, 2007
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 354-2500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On April 4, 2007, Camden Property Trust (the “Company”) announced that its Board of Trust Managers had approved the repurchase of up to $250 million of the Company’s common shares. The Shares may be acquired through open market purchases, block purchases and privately negotiated transactions at such times and in such amounts deemed appropriate by the Company. This program has no expiration date and may be terminated at any time. The press release relating to this matter is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Title
99.1	Press Release, dated April 4, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 5, 2007

CAMDEN PROPERTY TRUST
By:	/s/ Dennis M. Steen

Dennis M. Steen Senior Vice President - Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Title
99.1	Press Release, dated April 4, 2007.

4